      Cover

U. S. Securities And Exchange Commission
Washington, D.C. 20549









                             Form 8-K






Current Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): April 20, 1999


Commission File Number 1-8612





                       Ameritech Corporation






                              a Delaware Corporation
                              30 South Wacker Drive
                              Chicago, Illinois 60606
                              I.R.S. Employer Identification Number
                              36-3251481


                              Telephone number (800)257-0902
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Item 5.  Other Events
         ------------

Attached as an exhibit is a press release issued by Ameritech
Corporation on April 20, 1999 announcing the earnings for the first quarter ended March 31, 1999.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

(c) Exhibits.

 99   Press Release, dated April 20, 1999, issued by Ameritech
     Corporation.


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   Under the requirements of the Securities Exchange Act of 1934, an authorized company official has signed this report on our behalf.


Dated: April 20, 1999

                                   Ameritech Corporation


                                   By: /s/ Barbara A. Klein
                                       Barbara A. Klein
                                       Vice President and
                                        Comptroller